Intangible Assets (Details)	12 Months Ended
	Apr. 30, 2025 JPY (¥)	Apr. 30, 2025 USD ($)	Apr. 30, 2024 JPY (¥)	Apr. 30, 2023 JPY (¥)	Apr. 30, 2025 USD ($)
Intangible Assets [Abstract]
Software purchase price	¥ 31,800,000	$ 222,954
Government grant	20,000,000	140,223
Intangible assets	31,800,000				$ 222,954
Net acquisition cost	11,800,000		[1]		$ 82,731
Amortization expense	¥ 1,180,000	$ 8,273

[1]	During the current fiscal year, the Company purchased software with an original purchase price of JPY31,800,000 (USD222,954). In connection with the acquisition, the Company received a government grant of JPY20,000,000 (USD140,223) in cash in the same period. The grant related to assets of JPY20,000,000 (USD140,223) was offset against the gross acquisition cost of the intangible assets of JPY31,800,000 (USD222,954), resulting in the net acquisition cost of JPY11,800,000 (USD82,731) under the cost accumulation approach.